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                             SEPARATE ACCOUNT TEN OF
                        INTEGRITY LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED MARCH 15, 2001
                         TO PROSPECTUS DATED MAY 1, 2000

CHANGE IN CONTROL OF SUB-ADVISER

     National Asset Management Corporation ("NAM") serves as sub-adviser to the March, June, September and December Divisions (the "Divisions") of Separate Account Ten of Integrity Life Insurance Company. On February 28, 2001, NAM entered into a definitive merger agreement with AMVESCAP PLC, which is headquartered in Atlanta and London and is the largest publicly traded asset management firm in the world. The merger is expected to close in May 2001 and is subject to a number of contingencies, including regulatory approval and customary closing conditions. Following the closing, NAM's business will be conducted by Invesco Inc.'s National Asset Management division.

     Under the Investment Company Act of 1940, if the merger is consummated it will result in an "assignment" of the existing sub-advisory agreement between NAM and the Divisions' investment adviser, Touchstone Advisers, Inc., and, consequently, the automatic termination of the sub-advisory agreement. Therefore, the Board of Managers of Separate Account Ten and contract owners will be asked to approve a new sub-advisory agreement for the Divisions with Invesco Inc.'s National Asset Management division to take effect upon contract owners' approval of the new sub-advisory agreement. The new sub-advisory agreement will have terms identical to those of the current sub-advisory agreement except for its effective and termination dates. Because contract owners are not expected to approve the new sub-advisory agreement prior to the expected closing of the merger in May 2001, the Board of Managers is expected to approve an interim sub-advisory agreement with Invesco Inc.'s National Asset Management division. The merger is not expected to affect the daily operations of the Divisions or NAM's investment management activities.